SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            February 26 , 2017
                             Date of Report
                    (Date of Earliest Event Reported)

                        FAH MAI HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)

                    FINCH STREET ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                        000-55678              81-3361351
(State or other           (Commission File Number)     (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)

                        1414/390 Sukhumvit Road
                         Prakanong Klongtoey
                       Bangkok, Thailand 10110
            (Address of principal executive offices) (zip code)

                            +66-9080-7617
            (Registrant's telephone number, including area code

                        9545 Wilshire Boulevard
                   Beverly Hills, California 90212
             (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 27, 2017, Fah Mai Holdings, Inc.,formerly Finch Street Acquisition Corporation. (the "Registrant" or the "Company") issued 40,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 98.7% of the total outstanding 40,500,000 shares of common stock as follows:

               Louis Joseph Haseman     40,000,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On February 26, 2017, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to serve as a company to raise funds for the development of companies to be acquired that have excellent growth strategies and returns for the investor. Management of the Registrant has experience in marketing, fund raising and business development. The Registrant hopes to show high returns by undertaking a high risk diverse portfolio ranging from construction to antiques to collectible whiskey to sunscreen.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

    On February 26, 2017, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Louis Joseph Haseman was named sole director of the Registrant:

         Louis Joseph Haseman was named President, Secretary and Chief Financial Officer of the Registrant.

    Louis Joseph Haseman serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. From 2010 to the present, Mr. Haseman has been the director and owner of HGT Co., Ltd. with two operating brands: , Exotic Golf Holidays which specializes in golf holidays located around the Indian Ocean and Quality Health Travel which specializes in medical tourism including plastic surgery, hip replacements and stem cell treatment. From 2011 to the present, Mr. Haseman has served as the owner of Sunscreen Island Co., Ltd. which is the exclusive importer and distributor of the Island Tribe sunscreen brand in Thailand and the Philippines. Since 2012 to the present, Mr. Haseman has also been part owner of Epikurean Resorts, a luxury hotel and resorts management and development company. From 2015-2016, Mr. Haseman was the owner of Euro Facade Tech Thailand Co., Ltd., a global containment wall and design company.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             FAH MAI HOLDINGS, INC.

Date: February 27, 2017
                               /s/ Louis Joseph Haseman, President